UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2017

THE ALLSTATE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11840	36-3871531
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

2775 Sanders Road, Northbrook, Illinois             60062

(Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure.

Attached as Exhibit 99.2 to this report is certain historical unaudited financial and other information for SquareTrade Holding Company, Inc. (“SquareTrade”), an indirect subsidiary of the Registrant.

The information contained in this Item 7.01, including Exhibit 99.2 hereto, is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

Section 8 – Other Events

Item 8.01.  Other Events.

On January 4, 2017, the Registrant announced that it obtained all required regulatory approvals and closed its acquisition of SquareTrade. Under the terms of the Agreement and Plan of Merger, filed as an exhibit to the Registrant’s Form 8-K filed on November 28, 2016, the Registrant’s direct, wholly-owned subsidiary, Allstate Non-Insurance Holdings, Inc., acquired SquareTrade on January 3, 2017. A copy of the press release announcing the closing is attached as Exhibit 99.1 to this report, and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.                             Financial Statements and Exhibits.

(d)                             Exhibits

Exhibit No.	Description

99.1	Registrant’s press release dated January 4, 2017.

99.2	Certain historical unaudited financial and other information for SquareTrade Holding Company, Inc. This exhibit is furnished and not filed, pursuant to Instruction B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION
(Registrant)

	By:	/s/ Daniel G. Gordon
	Name:	Daniel G. Gordon
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: January 4, 2017